                                                                    EXHIBIT 23.6

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


     We consent to the reference to our firm under the caption "Experts" and to the use of our report dated November 17, 1999, with respect to the financial statements of Executive LAN Management, Inc., dba Micro Visions included in Amendment No. 2 to the Registration Statement (Form SB-2 No. 333-30178) and related Prospectus of FutureLink Corp. dated May 3, 2000.


                                                 /s/ ERNST & YOUNG LLP

Orange County, California

May 1, 2000